UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2015 (August 26, 2015)

Home Loan Servicing Solutions, Ltd.

(Exact name of registrant as specified in its charter)

Cayman Islands	1-35431	98-0683664
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Home Loan Servicing Solutions, Ltd.

c/o Intertrust Corporate Services

(Cayman) Limited

190 Elgin Avenue

George Town, Grand Cayman

KY1-9005

Cayman Islands

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (345) 945-3727

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Pursuant to that certain Agreement and Plan of Merger, dated as of April 6, 2015 (the “Merger Agreement”), by and among Home Loan Servicing Solutions, Ltd. (the “Company”), New Residential Investment Corp. (“NRZ”) and Hexagon Merger Sub, Ltd. (“Hexagon Merger Sub”), a wholly owned subsidiary of NRZ (which was filed as Exhibit 2.3 to the Company’s Current Report on Form 8-K on April 10, 2015), the Company will hold an extraordinary general meeting in connection with the proposed merger of the Company with and into Hexagon Merger Sub. The extraordinary general meeting is being held to seek shareholder approval of the Merger Agreement and related matters.

The Company’s shareholders of record as of the close of business on September 14, 2015 will be entitled to vote at the Company’s extraordinary general meeting. The extraordinary general meeting is scheduled to be held at the offices of Intertrust Corporate Services (Cayman) Limited located at 190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands at 10:00 a.m. EST on October 23, 2015.

Forward Looking Statements

This Form 8-K and exhibit contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of future performance, and involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, the following: general economic and market conditions, governmental regulations and policies, our ability to maintain our PFIC status and other risks detailed in the Company’s reports and filings with the SEC. The forward-looking statements speak only as of the date they are made and should not be relied upon. The Company undertakes no obligation to update or revise the forward-looking statements.

Additional Information About the Proposed Merger and Where to Find It

The Company intends to file with the Securities and Exchange Commission (“SEC”) a proxy statement and other relevant documents in connection with the proposed merger transaction. The definitive proxy statement will be sent or given to the shareholders of the Company and will contain important information about the proposed merger transaction and related matters. The Company’s shareholders are urged to read the definitive proxy statement and other relevant materials when they become available because they will contain important information about the Company, NRZ and the proposed merger transaction. Investors may obtain a free copy of these materials (when they are available) and other documents filed by the Company with the SEC at the SEC’s website at www.sec.gov, at the Company’s website at www.HLSS.com or by sending a written request to the Company at Home Loan Servicing Solutions, Ltd. c/o Intertrust Corporate Services (Cayman) Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands, Attention: Secretary.

Participants in the Solicitation

The Company, NRZ and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from the shareholders of the Company in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s shareholders in connection with the proposed merger transaction, and any interest they have in the proposed merger transaction, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding the Company’s directors and officers is included in the Company’s preliminary proxy statement filed with the SEC on June 2, 2015. Additional information regarding NRZ’s directors and officers is included in NRZ’s 2014 Form 10-K and the proxy statement for NRZ’s 2015 Annual Meeting of Shareholders filed with the SEC on April 17, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Home Loan Servicing Solutions, Ltd.
(Registrant)

By:	/s/ James E. Lauter
Name:	James E. Lauter
Title:	Senior Vice President and Chief Financial Officer (On behalf of the Registrant as its principal financial officer)

Date: August 28, 2015